USAA MONEY MARKET FUND (USAXX)	SUMMARY PROSPECTUS December 1, 2013

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at usaa.com/prospectus. You can also get this information at no cost by calling (800) 531-USAA (8722) or by sending an e-mail request to prospectus@ usaa.com. The Fund’s prospectus and SAI dated December 1, 2013, are incorporated herein by reference.

INVESTMENT OBJECTIVE

The USAA Money Market Fund (the Fund) seeks the highest income consistent with preservation of capital and the maintenance of liquidity.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees
(fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.24%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.39%
Total Annual Operating Expenses	0.63%

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

1 Year	3 Years	5 Years	10 Years

$64	$202	$351	$786

PRINCIPAL INVESTMENT STRATEGY

The Fund invests its assets in high-quality, U.S. dollar-denominated, short-term debt securities of domestic and foreign issuers that have been determined to present minimal credit risk and comply with strict Securities and Exchange Commission (SEC) guidelines applicable to money market funds.

PRINCIPAL RISKS

An investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results.

Credit risk should be very low for the Fund because it invests primarily in securities that are considered to be of high quality. However, there is the possibility that a borrower cannot make timely interest and principal payments on its securities or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline.

The Fund also is subject to the possibility that the value of its investments will fluctuate because of changes in interest rates, changes in supply and demand for investment securities, or other market factors. If interest rates increase, the yield of the Fund may increase, which may increase its total return. If interest rates decrease, the yield of the Fund may decrease, which may decrease the Fund’s total return.

An investment in this Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in this Fund.

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund’s volatility and performance from year to year for each full calendar year over the past 10 years. The table shows the Fund’s average annual total returns for the periods indicated.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for this Fund, log on to usaa.com or call (800) 531-USAA (8722).

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

NINE-MONTH YTD TOTAL RETURN
0.01% (9/30/13)

BEST QUARTER*	WORST QUARTER*
1.23% 4th Qtr. 2006	0.00% 3rd Qtr. 2012

*Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2012

Past	Past	Past
1 Year	5 Years	10 Years

0.03%	0.75%	1.77%

INVESTMENT ADVISER

USAA Asset Management Company

PORTFOLIO MANAGER(S)

Anthony M. Era, Jr., Vice President of Money Market Funds, has managed the Fund since October 2006.

PURCHASE AND SALE OF SHARES

You may purchase or redeem shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78265-9825; by telephone (800) 531-USAA (8722); or by fax to (800) 292-8177. You also may purchase or redeem shares of the Fund through USAA Brokerage Services and certain other financial intermediaries.

•	Minimum initial purchase: $1,000 or $50 monthly systematic investment.

•	Minimum subsequent investment: $50. (Except on transfers from brokerage accounts, which are exempt from the minimum.)

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

98014-0614

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